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BlackRock MuniAssets Fund, Inc. (MUA) Announces Results of its Over-Subscribed Rights Offering

New York, August 20, 2026 - BlackRock MuniAssets Fund, Inc. (NYSE: MUA) (the “Fund”) today announced the successful completion of its over-subscribed transferable rights offer (the “Offer”) which expired on August 20, 2026 (the “Expiration Date”). The Offer entitled rights holders to subscribe for up to an aggregate of 16,784,940 shares of the Fund’s common stock, par value of $0.1 per share (each, a “Common Share”). The final subscription price of $9.91 per Common Share was determined based upon the formula equal to 90% of the net asset value as of 8/20/2026.

“We are grateful for the continued support of our shareholders. The strong participation in this over-subscribed rights offering reflects investor confidence in MUA’s strategy and the opportunities we see in today’s municipal market. With elevated tax-exempt yields, attractive valuations, and a growing pipeline of affordable housing investments, we believe the Fund is well positioned to capitalize on a compelling opportunity set on behalf of our shareholders.” – Ryan McDonald – Portfolio Manager of the Fund.

As a result of investor demand, the Offer was over-subscribed, and the Fund will exercise the over-subscription privilege. Pursuant to the over-subscription privilege, shareholders of the Fund as of July 28, 2026 (the “Record Date”) who fully exercised all rights issued to them were able to subscribe at the price indicated above, subject to certain limitations and allotment, for any additional Common Shares which were not subscribed for by other holders of rights. The shares subscribed for pursuant to the over-subscription privilege of the Offer will be allocated pro-rata among those fully exercising Record Date shareholders who over-subscribed based on the number of rights originally issued to them by the Fund. The Fund will return to those investors that submitted over-subscription requests the full amount of their excess payments as soon as practicable.

The Offer is expected to result in the issuance of approximately 16.8 million Common Shares (including Common Shares subscribed pursuant to notices of guaranteed delivery), resulting in anticipated proceeds to the Fund of approximately $166 million. The Fund will receive the entire proceeds of the Offer since BlackRock Advisors, LLC, the Fund’s investment adviser, has agreed to pay all expenses related to the Offer. The Fund intends to invest the proceeds of the Offer in accordance with its investment objective and policies.

Shares issued pursuant to the Offer will not be entitled to receive any dividends or distributions with a record date prior to the expiration date.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this release.

Forward-Looking Statements

This press release, and other statements that BlackRock or the Fund may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s or BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

With respect to the Fund, the following factors, among others, could cause actual events to differ materially from forward-looking statements or historical performance: (1) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for the Fund or in the Fund’s net asset value; (2) the relative and absolute investment performance of the Fund and its investments; (3) the impact of increased competition; (4) the unfavorable resolution of any legal proceedings; (5) the extent and timing of any distributions or share repurchases; (6) the impact, extent and timing of technological changes; (7) the impact of legislative and regulatory actions and reforms, and regulatory, supervisory or enforcement actions of government agencies relating to the Fund or BlackRock, as applicable; (8) terrorist activities, international hostilities, health epidemics and/or pandemics and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (9) BlackRock’s ability to attract and retain highly talented professionals; (10) the impact of BlackRock electing to provide support to its products from time to time; and (11) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

Annual and Semi-Annual Reports and other regulatory filings of the Fund with the Securities and Exchange Commission (“SEC”) are accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, and may discuss these or other factors that affect the Fund. The information contained on BlackRock’s website is not a part of this press release.

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